UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                             -----------------------

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                         Date of Report: August 31, 2006

                                  TIFFANY & CO.

             (Exact name of Registrant as specified in its charter)



        Delaware                       1-9494                    13-3228013
(State or other jurisdiction       (Commission                (I.R.S. Employer
     of incorporation)             File Number)              Identification No.)


  727 Fifth Avenue, New York, New York                            10022
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:  (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 8.01   Other Events.

On August 31, 2006, Registrant issued a press release announcing that the Board of Directors of Tiffany & Co. (NYSE-TIF) has extended the expiration date of the Company's current share repurchase program and has authorized a substantial increase in the amount of shares that may be repurchased.



Item 9.01.      Financial Statements and Exhibits.

    (c)         Exhibits

                99.1  Press Release dated August 31, 2006.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    TIFFANY & CO.


                                    BY: /s/ Patrick B. Dorsey
                                       _______________________________________
                                        Patrick B. Dorsey
                                        Senior Vice President, General Counsel
                                        and Secretary



Date:  August 31, 2006


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                                  EXHIBIT INDEX


Exhibit No.       Description

99.1              Text of Press Release issued by Tiffany & Co., dated
                  August 31, 2006